SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 3, 2017

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

360 Motor Parkway, Suite 100, Hauppauge, NY 11788

Address of principal executive offices

Registrant's telephone number: (631) 881-4920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As a result of stockholder approval of the restructuring transactions relating to the public offering of its common stock on July 12, 2017, Air Industries Group (the “Company”) will issue the following restricted shares of common stock:

1.	8,629,606 shares upon the automatic conversion of its Series Convertible A Preferred Stock;

2.	1,222,809 shares upon conversion of $1,834,214 aggregate principal amount of its subordinated convertible notes issued in May 2017; and

3.	346,944 shares upon the automatic conversion of its subordinated promissory notes issued to Michael and Robert Taglich in the aggregate principal amount of $1,000,000 in March 2017 for loans.

The issuance of the shares is exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(9) thereof. The certificates evidencing the shares will be endorsed with a customary Securities Act legend.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 3, 2017, the Company held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on August 24, 2017.

1.           Election of Directors. The Company's stockholders voted to elect the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld
Michael N. Taglich	5,419,242	524,038
Peter D. Rettaliata	5,422,097	521,183
Robert F. Taglich	5,420,630	522,650
Seymour G. Siegel	5,411,566	531,714
David J. Buonanno	5,413,974	529,306
Robert C. Schroeder	5,468,933	474,347
Michael Brand	5,155,534	787,746

There were 6,929,438 broker non-votes.

2.          Amendment to Articles of Incorporation increasing the number of shares of common stock the Company is authorized to issue from 25,000,000 shares to 50,000,000 shares. The results of the voting were 11,425,117 votes for, 1,175,636 votes against and 271,965 abstentions.

3.          Approval of restructuring transactions relating to July 2017 Public Offering. The results of the voting were 5,526,104 votes for, 365,908 votes against and 51,268 abstentions. There were 6,929,438 broker non-votes.

4.           Ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The results of the voting were 12,146,801 votes for, 517,081 votes against and 208,836 abstentions.

5.           Approval of the Air Industries Group 2017 Equity Incentive Plan. The results of the voting were 5,133,099 votes for, 706,843 votes against and 103,338 abstentions. There were 6,929,438 broker non-votes.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2017

AIR INDUSTRIES GROUP

By:	/s/ Peter D. Rettaliata
Peter D. Rettaliata
Acting President and Chief Executive Officer